EXHIBIT 10.1

_________：	短期借款转长期借款借条

Loan agreement from short term to long term

因 Merion Inc. 公司需要资金周转 ，曾于____年__月__日向___________先生/女士借款现金$____________美元整， 此借款年利率为__%。

For the working capital turnover, Merion, Inc. had borrowed USD$_________ from _________ on ____________, and the annual interest rate was __%.

现在本人__________同意将短期借款转为5年期的长期借款，5年期限从本次签字之日起计算。利息保持不变。

Now I, __________ agree to change the short-term loan to 5 years long-term loan, which is effective upon the date this agreement is signed. Interest rate remains unchanged.

出借方签字：_______________________

出借方姓名：______________________

Lender Signature: ____________________

Lender Name: _______________________

借款方（Borrower）: Merion, Inc.

Signature: __________________________

Name: Dinghua Wang/ CEO

March 21, 2019